Exhibit 10.1

24__ July 2023

Amendment No. 1 to Service Agreement

This Amendment No. 1 (“Amendment No. 1”) to Service Agreement, dated 26 September 2019, between BicycleTX Limited (the “Company”) and Dr Kevin Lee (“you”) (the “Service Agreement”), is entered into by the Company and you (collectively the “Parties”), to amend certain terms of the Service Agreement, as agreed by the Parties.

Amendments to Clause 11 of the Service Agreement:

1.Clause 11.8(a)(i) will be deleted and replaced with:

the Company shall: pay you (or your authorised representative or estate if the termination is due to your death) an amount equal to the sum of (A) 2 times your annual salary as of the Termination Date (or your annual salary in effect immediately prior to the Change in Control, if higher) plus (B) 1.5 times your target annual performance bonus amount under the Annual Bonus Plan for the then-current year (the “Change in Control Payment”), which payment shall not be reduced by either the value of any salary paid to you during your notice period or by the value of any payment made to you in lieu of notice pursuant to paragraph 11.2; and

2.Clause 11.8(a)(ii) will be deleted and replaced with:

the Company shall: pay you (or your authorised representative or estate if the termination is due to your death) an amount equal to the cost to the Company of providing you with the contractual benefits under paragraph 5 for twenty-four (24) months or, at the Company’s option, continue to provide you with such benefits for twenty-four (24) months; and

The Parties agree that they have voluntarily entered into this Amendment No. 1.

AGREED on 24__ July 2023.

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Executed and delivered as a Deed
by BICYCLETX LIMITED acting by
Mirza Zafar Qadir as a director:/s/Mirza Zafar Qadir____
Signature

on the:24_day of July 2023

in the presence of:

/s/ Amanda Dalton____________
Witness Signature

Witness Name: Amanda Dalton
Witness Address:

Executed and delivered as a Deed by

KEVIN LEE: /s/ Kevin Lee_________
Signature

on the: 20 day of July 2023

in the presence of:

/s/ Amanda Dalton______________
Witness Signature

Witness Name: Amanda Dalton
Witness Address:

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